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                                                                    Exhibit 10.5

                                  AIRVANA, INC.

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


     This Agreement, dated as of June 6, 2007, is entered into by and among Airvana, Inc., a Delaware corporation (the "Company"), the persons and entities listed on Schedule A hereto (individually, a "Preferred Investor", and collectively, the "Preferred Investors"), the persons and entities listed on Schedule B hereto (individually, an "Other Investor", and collectively, the "Other Investors"), Sanjeev Verma and Vedat Eyuboglu (individually, a "Founder", and collectively, the "Founders"), and Silicon Valley Bank, CommVest LLC and GATX Ventures, Inc. (collectively, the "Warrant Holders").

                                  BACKGROUND

     WHEREAS, the Company, the Preferred Investors, the Other Investors, the Founders and the Warrant Holders are parties to a Second Amended and Restated Investor Rights Agreement, dated as of February 8, 2002 (as amended, the "Prior Investor Agreement");

     WHEREAS, the Company is preparing for an initial public offering of its Common Stock; and

     WHEREAS, the Company, the Preferred Investors, the Other Investors, the Founders and the Warrant Holders wish to amend and restate the Prior Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.  DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" means the common stock, $0.001 par value per share, of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Initial Public Offering" means the sale of shares of Common Stock in a firm commitment underwritten public offering pursuant to (i) a Registration Statement at a price to the public of at least $7.00 per share (adjusted for stock splits, stock dividends and similar events affecting the Common Stock) resulting in proceeds (net of the underwriting discounts or commissions and offering expenses) to the Company of at least $20,000,000 or (ii) the

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Registration Statement on Form S-1 (Reg. No. 333-142210) and any related
Registration Statement under Rule 462(b).

     "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock by the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Registration Expenses" means the expenses described in Section 4 of
Article III below.

     "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) solely for the purposes of Sections 2 through 10 of Article III hereof, shares of Common Stock held by the Founders,
(iii) solely for the purposes of Sections 2 through 10 of Article III hereof, shares of Common Stock issuable upon conversion or exercise of the warrants issued to each of Silicon Valley Bank, CommVest LLC and GATX Ventures, Inc. in October 2001 or issuable upon conversion of any Shares issued or issuable upon conversion or exercise of any such warrant, (iv) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Preferred Investors pursuant to Article IV of this Agreement or pursuant to the Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of February 8, 2002, as amended, among the Company, the Preferred Investors and certain other parties thereto, and (v) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (a) upon any sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act, (b) upon any sale of such shares in any manner to a person or entity which, by virtue of Section 2 of Article V of this Agreement, is not entitled to the rights provided by this Agreement, or (c) for purposes of Section 2 of Article III hereof, following the third anniversary of the Initial Public Offering. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Shares" means (i) the Series A Convertible Preferred Stock of the Company, par value $.01 per share, (ii) the Series B1 Convertible Preferred Stock of the Company, par value $.01 per share, (iii) the Series B2 Convertible Preferred Stock of the Company, par value $.01 per share, (iv) the Series C Convertible Preferred Stock of the Company, par value $.01 per share and (v) the Series D Convertible Preferred Stock of the Company, par value $.01 per share.

     "Stockholders" means (i) the Preferred Investors, (ii) the Founders, (iii) any persons or entities to whom the rights granted to Preferred Investors or Founders under this Agreement are transferred by a Preferred Investor or Founder, its successors or permitted assigns pursuant to

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Section 2 of Article V below and (iv) for the purposes of Article III only, the
Other Investors and the Warrant Holders.

ARTICLE II. ELECTION OF DIRECTORS

     1. Voting of Shares. In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Voting Shares (as defined in Section 2 of Article II below) owned by him, her or it, or over which he, she or it has voting control, and otherwise use his, her or its respective best efforts, so as to fix the number of directors at seven and to elect as directors:

          (a) Sanjeev Verma, as long as he is employed by the Company;

          (b) Vedat Eyuboglu, as long as he is employed by the Company;

          (c) Randall Battat, as long as he is employed by the Company;

          (d) two individuals designated by Matrix Partners VI, L.P., who shall initially be Paul Ferri and David Schantz;

          (e) Desh Deshpande as long as he is a stockholder, or his affiliates are stockholders, of the Company; and

          (f) one individual who is independent and is approved by (a) the Chief Executive Officer, (b) the holders a majority of the then outstanding Shares and
(c) at least one Founder, if at least one Founder is then serving on the Board of Directors, who shall initially be Steven Haley.

If and when the Board of Directors deems it appropriate to elect an eighth director, the Stockholders shall agree to vote all of their Voting Shares to elect such eighth director as long as he or she is an independent director and is approved by (a) the Chief Executive Officer, (b) the holders a majority of the then outstanding Shares and (c) at least one Founder, if at least one Founder is then serving on the Board of Directors.

     2. Voting Shares. "Voting Shares" shall mean and include any and all shares of the Common Stock, Shares, and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default).

     3. Restrictive Legend. All certificates representing Voting Shares owned or hereafter acquired by the Stockholders or any transferee bound by this Agreement shall have affixed thereto a legend substantially in the following form:

          "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Third Amended and Restated Investor Rights Agreement by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

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     4. Transfers of Voting Rights. Any transferee to whom Voting Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder.

ARTICLE III. REGISTRATION RIGHTS

     1.   Required Registrations.

          (a) At any time after the earlier of December 31, 2004 or 180 days after the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, Stockholders holding in the aggregate at least 35% of the Registrable Shares held by the Stockholders may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholders having an aggregate offering price of at least $5,000,000 (based on the market price or fair value at the time of such request). If the Stockholders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

          (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $1,000,000 (based on the public market price at the time of such request). Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register.

          (c) The Company shall not be required to effect more than three registrations pursuant to paragraph (a) above; provided, however, that such obligation shall be deemed satisfied only when a registration statement covering the applicable Registrable Shares shall have (i) become effective or (ii) been withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested). There shall be no limit to the number of registrations which may be requested and obtained pursuant to paragraph (b) above.

          (d) If at the time of any request to register Registrable Shares pursuant to this Section 1, the Company is engaged or has plans to engage within 90 days of the time of the request in a registered public offering of securities for its own account or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of three months from the effective date of such offering or the date of commencement of such other

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material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 12-month period.


     2.   Incidental Registration.

          (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders, given within 10 business days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register, to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to any Stockholder.

          (b) In connection with any registration under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors or otherwise to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided, however, that no persons or entities other than the Company, the Stockholders and other persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

          (c) Notwithstanding the foregoing paragraphs (a) and (b), the provisions of this Section 2 shall not apply to the public offering of shares pursuant to the Registration Statement on Form S-1 (Reg. No. 333-142210) and any related Registration Statement under Rule 462(b), including the obligation of the Company to provide notice of the filing of any Registration Statement in connection therewith.

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     3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause that Registration Statement to become effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 180 days after the effective date thereof;

          (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

          (d) as expeditiously as possible use its reasonable best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide each selling Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder shall be free to resume making offers of the Registrable Shares.

     If, after a registration statement becomes effective, the Company becomes engaged in any activity which, in the good faith determination of the Company's Board of Directors, involves information that would have to be disclosed in the Registration Statement but which the Company desires to keep confidential for valid business reasons, then the Company may at its option, by notice to such Stockholders, require that the Stockholders who have included Shares in such Registration Statement cease sales of such Shares under such Registration Statement for a period not in excess of three months from the date of such notice, such right to be exercised by the Company not more than once in any 12-month period. If, in connection therewith, the

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Company considers it appropriate for such Registration Statement to be amended, the Company shall so amend such Registration Statement as promptly as practicable and such Stockholders shall suspend any further sales of their Shares until the Company advises them that such Registration Statement has been amended. The time periods referred to herein during which such Registration Statement must be kept effective shall be extended for an additional number of days equal to the number of days during which the right to sell shares was suspended pursuant to this paragraph.

     4. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Article III, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company to represent the selling Stockholder(s), state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel.

     5.   Indemnification and Contribution.

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to a seller, underwriter or controlling person to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such

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underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each such Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Article III,
Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, Section 5, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Article III, Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article III, Section 5 provides for

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indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Article III, Section 5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

     6. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     7. Information by Holder. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     8. "Stand-Off" Agreement. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall not sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, that:

          (a) such agreement shall only apply to the first Registration Statement covering Common Stock to be sold by or on behalf of the Company to the public in an underwritten offering; and

          (b) all officers and directors of the Company and all stockholders holding more than 1%, by voting power, of the outstanding capital stock of the Company enter into similar agreements.

     9. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Preferred Investors holding a majority of the Registrable Shares held by all Preferred Investors, enter into any agreement (other than this Agreement) with any holder

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or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities of the Company in any Registration Statement upon terms which are more favorable to such holder or prospective holder than the terms on which holders of Registrable Shares may include shares in such registration, or (b) to make a demand registration which could result in such registration statement being declared effective prior to December 31, 2004.

     10. Rule 144 Requirements. After the earliest of (a) the closing of the sale of securities of the Company pursuant to a Registration Statement, (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

          (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Shares upon request (A) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

ARTICLE IV. RIGHT OF FIRST REFUSAL

     1.   Right of First Refusal.

          (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with Article IV of this Agreement. The Company shall deliver to each Preferred Investor a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Preferred Investor such portion of 50% of the Offered Securities as is equal to a fraction, the numerator of which is the aggregate number of shares of Common Stock issued

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or issuable upon conversion of the Shares then held by such Preferred Investor and the denominator of which is the total number of shares of Common Stock issued or issuable upon conversion of all Shares then held by all Preferred Investors (the "Pro Rata Share"), plus an additional portion of 50% of the Offered Securities attributable to the Pro Rata Shares of other Preferred Investors as such Preferred Investor shall indicate it will purchase or acquire should the other Preferred Investors subscribe for less than their full Pro Rata Shares (the "Undersubscription Amount"). Each Preferred Investor shall have the right, for a period of 20 days following delivery of the Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its terms shall remain open and irrevocable for such 20-day period.

          (b) To accept an Offer, in whole or in part, a Preferred Investor must deliver a written notice to the Company prior to the end of the 20-day period of the Offer, setting forth the portion of such Preferred Investor's Pro Rata Share that such Preferred Investor elects to purchase and if such Preferred Investor shall elect to purchase all of its Pro Rata Share, the Undersubscription Amount, if any, that such Preferred Investor elects to purchase (a "Notice of Acceptance"). If the Pro Rata Shares subscribed by all Preferred Investors are less than the total of all of the Pro Rata Shares available for purchase, each Preferred Investor who had set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Pro Rata Share subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amount subscribed for exceed the difference between the total of all the Pro Rata Shares available for purchase and the Pro Rata Shares subscribed for ("Available Undersubscription Amount"), each Preferred Investor who has subscribed for an Undersubscription Amount shall be entitled to purchase only that portion of the of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Preferred Investor bears to the total Undersubscription Amounts subscribed for by all Preferred Investors, subject to rounding by the Board of Directors to the extent it deems necessary.

          (c) The Company shall have 90 days from the expiration of the 20-day period set forth in Section 1(a) to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Preferred Investors (the "Available Securities"), but only upon terms and conditions which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

          (d) Upon the closing of the issuance, sale or exchange of all or less than all the Available Securities, the Preferred Investors shall acquire from the Company, and the Company shall issue to the Preferred Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, upon the terms and conditions specified in the Offer. The purchase by the Preferred Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Preferred Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Preferred Investors and the Company.

          (e) Any Offered Securities not acquired by the Preferred Investors or other persons in accordance with Section 1(c) may not be issued, sold or exchanged until they are again offered to the Preferred Investors under the procedures specified in this Article.

     2.   Excluded Issuances. The rights of the Preferred Investors under this
Article IV shall not apply to:

          (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

          (b) the issuance of any shares of Common Stock upon conversion of outstanding shares of convertible preferred stock;

          (c) the issuance of Common Stock issuable upon the exercise of warrants outstanding on the date hereof or upon the conversion of capital stock of the Company issuable upon the exercise of warrants outstanding on the date hereof;

          (d) up to 31,200,215 shares of Common Stock, either issued in the form of restricted stock awards or options exercisable for Common Stock (subject to appropriate adjustment for stock split, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by a majority of the non-employee directors of the Company, including the directors designated by the Preferred Stockholders, issued or issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company;

          (e) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

          (f) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act; and

          (g) securities issued to equipment lessors or commercial lenders, as approved by a majority of the non-employee directors of the Company.

ARTICLE V. GENERAL

     1. Termination. Article II and Article IV of this Agreement shall terminate in their entirety upon the earlier of (a) an Acquisition (as defined below), or (b) the closing of an Initial Public Offering, or (c) the redemption of all Shares. An "Acquisition" shall mean any (i) merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all the assets of the Company or (iii) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing at least 80% of the voting power of the voting securities of the Company.

     2. Transfer of Rights. This Agreement, and the rights and obligations of a Preferred Investor, Founder or Other Investor hereunder, may be assigned by such Preferred Investor, Founder or Other Investor to any person or entity (a) which is an affiliate of such Preferred Investor, Founder or Other Investor, (b) which is a parent, spouse, child, uncle, aunt, brother or sister of such Preferred Investor, Founder or Other Investor or a trust for their benefit, or
(c) to which at least 75,000 Shares, or Registrable Shares issuable upon conversion of 75,000 Shares (or all of the Shares originally purchased hereunder by such Preferred Investor, Founder or Other Investor, if less than 75,000 Shares), are transferred by such Preferred Investor, Founder or Other Investor, and such transferee shall be deemed a "Preferred Investor," "Founder" or "Other Investor", as applicable, for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

     3. Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

     4. Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Company, the Preferred Investors and the Founders shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

     5. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

     6. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at Airvana, Inc., 19 Alpha Road, Chelmsford, MA 01824,
Attn: President, or at such other address or addresses as may have been furnished in writing by the Company to the Preferred Investors, Other Investors and Warrant Holders, with a copy to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attn: Mark G. Borden, Esq.;

     If to a Preferred Investor or Other Investor, at its, his or her address as set forth on Schedules A and B hereto, or at such other address or addresses as may have been furnished in writing by such Preferred Investor or Other Investor to the Company;

     If to a Founder, at his address as set forth on the signature page hereto, or at such other address or addresses as may have been furnished by such Founder to the Company, the Preferred Investors and the Other Investors; and

     If to a Warrant Holder, at its, his or her address as set forth on Schedule C hereto, or at such other address or addresses as may have been furnished in writing by such Warrant Holder to the Company.

     Notices provided in accordance with this Section 6 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or three business days after deposit in the mail.

     7.   Complete Agreement; Amendments.

          (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and amends and restates in its entirety the Prior Investor Agreement.

          (b) This Agreement may be amended, or any provision that may be waived, by a written instrument signed by the Company and Preferred Investors holding at least a majority of the shares of Common Stock issued or issuable upon conversion of the Registrable Shares held by Preferred Investors, provided that no amendment or waiver shall adversely affect the rights of a Founder to be designated as a director under Article II or adversely affect in a manner different than the Preferred Investors such Founder's rights under Section 2 of
Article III, without the consent of such Founder. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     8. Pronouns. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto.

     10. Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

     11. Waiver. The Preferred Investors hereby waive any rights they may have under Article IV of the Prior Investor Agreement or this Agreement with respect to the issuance of shares of Series C Preferred Stock under the Purchase Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                           COMPANY:

                                           AIRVANA, INC.


                                           By: /s/Randall Battat
                                               ---------------------------------
                                               Randall Battat
                                               President


                                           PREFERRED INVESTORS:

                                           COMMVEST PARTNERS II


                                           By: Dennis Cameron
                                               ---------------------------------
                                               Dennis Cameron
                                               Attorney-in-Fact

                                           /s/Gururaj Deshpande
                                           -------------------------------------
                                           Gururaj Deshpande


                                           DESHPANDE IRREVOCABLE TRUST
                                           U/A DATED 3/25/98


                                           By: /s/Laurie S. Hall
                                               ---------------------------------
                                               Laurie S. Hall
                                               Special Trustee


                                           E. RYKER YOUNG 2001 IRREVOCABLE TRUST


                                           By:
                                               ---------------------------------
                                               Bill Edward Leach
                                               Trustee


    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                          GJD CAPITAL LLC


                                          By: /s/Gururaj Deshpande
                                              ----------------------------------
                                              Gururaj Deshpande


                                          MATRIX PARTNERS VI, L.P.

                                          By: Matrix VI Management Co., LLC,
                                              its General Partner

                                              By: /s/Paul J. Ferri
                                                 -------------------------------
                                                 Paul J. Ferri
                                                 Managing Member


                                          MATRIX VI PARALLEL PARTNERSHIP-A, L.P.

                                          By: Matrix VI Management Co., LLC,
                                              its General Partner

                                              By: /s/Paul J. Ferri
                                                 -------------------------------
                                                 Paul J. Ferri
                                                 Managing Member


                                          MATRIX VI PARALLEL PARTNERSHIP-B, L.P.

                                          By: Matrix VI Management Co., LLC,
                                              its General Partner

                                              By: /s/Paul J. Ferri
                                                 -------------------------------
                                                 Paul J. Ferri
                                                 Managing Member



                                          MATRIX PARTNERS VII, L.P.

                                          By: Matrix VII Management Co., LLC,
                                              its General Partner

                                              By: /s/Paul J. Ferri
                                                 -------------------------------
                                                 Paul J. Ferri
                                                 Managing Member


    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                          MATRIX CAPITAL MANAGEMENT FUND, LP

                                          By: Matrix General Partner LLC, its
                                              General Partner

                                              By: /s/ David E. Goel
                                                 -------------------------------
                                                 David E. Goel
                                                 Managing Member


                                          MATRIX CAPITAL MANAGEMENT FUND II, LP

                                          By: Matrix General Partner LLC,
                                              its General Partner

                                              By: /s/ David E. Goel
                                                 -------------------------------
                                                 David E. Goel
                                                 Managing Member


                                          MATRIX CAPITAL MANAGEMENT FUND
                                          (OFFSHORE) LTD

                                          By: Matrix General Partner LLC,
                                              its General Partner

                                              By: /s/ David E. Goel
                                                 -------------------------------
                                                 David E. Goel
                                                 Managing Member


                                          QUALCOMM INCORPORATED


                                          By: /s/ William E. Keitel
                                              ----------------------------------
                                              William E. Keitel
                                              Executive Vice President and CFO


                                          /s/ Daniel E. Smith
                                          --------------------------------------
                                          Daniel Smith


    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                          UNICORN TRUST

                                          By: /s/ Gururaj Deshpande
                                             -----------------------------------
                                             Gururaj Deshpande
                                             Trustee


                                          UNICORN TRUST III

                                          By: /s/ Gururaj Deshpande
                                             -----------------------------------
                                             Gururaj Deshpande
                                             Trustee


                                          UNICORN TRUST V

                                          By: /s/ Gururaj Deshpande
                                              ----------------------------------
                                              Gururaj Deshpande
                                              Trustee


                                          WESTON & CO. VI LLC, as Nominee

                                          By: Matrix Partners Management
                                              Services, L.P.,
                                              Sole Member

                                          By: Matrix Partners Management
                                              Services GP, LLC,
                                              its General Partner

                                              By: Paul J. Ferri
                                                 -------------------------------
                                                 Paul J. Ferri
                                                 Authorized Member


                                          WESTON & CO. VII LLC, as Nominee

                                          By: Matrix Partners Management
                                              Services, L.P., Sole Member

                                          By: Matrix Partners Management
                                              Services GP, LLC,
                                              its General Partner

                                              By: Paul J. Ferri
                                                 -------------------------------
                                                 Paul J. Ferri
                                                 Authorized Member



    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                          WILLIAM STREET ASSOCIATES IX, LLC


                                          By: Dennis P. Cameron
                                              ----------------------------------
                                              Dennis P. Cameron
                                              Manager


                                          --------------------------------------
                                          Ryker Young


    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                            OTHER INVESTORS:


                                            /s/Hassan Ahmed
                                            ------------------------------------
                                            Hassan Ahmed


                                            ------------------------------------
                                            Gulsen Bari


                                            /s/Randall Battat
                                            ------------------------------------
                                            Randall Battat


                                            /s/ Mark G. Borden
                                            ------------------------------------
                                            Mark G. Borden


                                            ------------------------------------
                                            Fadia Bouabid



                                            ------------------------------------
                                            Frank Chen


                                            ------------------------------------
                                            Shih-Huei Chen


                                            ------------------------------------
                                            Jae Won Chey


                                            /s/I-Ching Chiu
                                            ------------------------------------
                                            I-Ching Chiu


                                            ------------------------------------
                                            Dr. Joon Chung



    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                            /s/Steven G. Finn
                                            ------------------------------------
                                            Steven G. Finn


                                            /s/G. David Forney
                                            ------------------------------------
                                            G. David Forney


                                            /s/Philip H. Friedly
                                            ------------------------------------
                                            Philip H. Friedly


                                            /s/Marcia A. Friedly
                                            ------------------------------------
                                            Marcia A. Friedly


                                            ------------------------------------
                                            David Gamache


                                            ------------------------------------
                                            Mahesh Ganmuki


                                            G.V. PARTNERS


                                            By: /s/Ken Goldman
                                                --------------------------------
                                                Ken Goldman
                                                Trustee


                                            ------------------------------------
                                            Rubin Gruber


                                            H&D INVESTMENTS 2000


                                            By: /s/John M. Westcott, Jr.
                                                --------------------------------
                                                John M. Westcott, Jr.
                                                General Partner

    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                            H&S ASSOCIATES, LLC


                                            By: /s/Michael Schulman
                                                --------------------------------
                                                Michael Schulman
                                                Manager


                                            HARRY BATTAT AND PATRICIA BATTAT
                                            REVOCABLE LIVING TRUST U/A DATED
                                            12/19/1996


                                            By: /s/
                                                --------------------------------
                                            Harry Battat
                                            Trustee

                                            By:
                                                --------------------------------
                                            Patricia Battat
                                            Trustee



                                            HELLER FINANCIAL LEASING, INC.


                                            By:
                                                --------------------------------
                                            Name:
                                            Title:


                                            /s/Michael G. Hluchyj
                                            ------------------------------------
                                            Michael G. Hluchyj


                                            THE JEFFREY D. GLIDDEN NOMINEE TRUST


                                            By: /s/Jeffrey D. Glidden
                                                --------------------------------
                                            Jeffrey D. Glidden
                                            Trustee


                                            ------------------------------------
                                            Robert Kaplan


    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                            /s/Amina Khellaf
                                            ------------------------------------
                                            Amina Khellaf


                                            /s/Leila Khellaf
                                            ------------------------------------
                                            Leila Khellaf


                                            /s/Malek Khellaf
                                            ------------------------------------
                                            Malek Khellaf


                                            /s/Dennis A. Kirshy
                                            ------------------------------------
                                            Dennis A. Kirshy


                                            ------------------------------------
                                            Jung Woo Lee


                                            ------------------------------------
                                            Sang Hyun Lee


                                            ------------------------------------
                                            Dr. Seung Hee Lee


                                            /s/Connie G. McArthur
                                            ------------------------------------
                                            Connie G. McArthur


                                            /s/Anthony J. Medaglia, Jr.
                                            ------------------------------------
                                            Anthony J. Medaglia, Jr.


                                            /s/ C. Kenneth Miller
                                            ------------------------------------
                                            C. Kenneth Miller


                                            /s/ Sarv Krishan Nagrath
                                            ------------------------------------
                                            Sarv Krishan Nagrath


                                            /s/Dennis Ng
                                            ------------------------------------
                                            Dennis Ng


    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                            ------------------------------------
                                            James O'Bray


                                            ------------------------------------
                                            Alok Prasad


                                            RAJAT K. GUPTA FAMILY IRREVOCABLE
                                            TRUST


                                            By:
                                                 -------------------------------
                                            Arvind Mattoo
                                            Trustee


                                            ------------------------------------
                                            Jit Saxena


                                            SNOWS HILL LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            THE VITERBI GROUP


                                            By: /s/ Dr. Andrew Viterbi
                                                --------------------------------
                                                Dr. Andrew Viterbi
                                                President


    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                            FOUNDERS:


                                            ------------------------------------
                                            Sanjeev Verma

                                            Address: 39 Brooks Road
                                                     Lincoln, MA 01773



                                            /s/ Vedat Eyuboglu
                                            ------------------------------------
                                            Vedat Eyuboglu

                                            Address: 150 Jennie Dugan Road
                                                     Concord, MA 01742



    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                            WARRANT HOLDERS:


                                            GATX VENTURES, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            SILICON VALLEY BANK


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            COMMVEST PARTNERS II

                                            (See signature under Preferred
                                            Investors)



    [Signature Page to Third Amended and Restated Investor Rights Agreement]

                                   SCHEDULE A
                              PREFERRED INVESTORS


Name and Address of Investor

CommVest Partners II
20 William Street
Wellesley, MA 02481

Gururaj Deshpande
c/o Sycamore Networks, Inc.
150 Apollo Drive
Chelmsford, MA 01824

Jackson W. Wright, as Special Trustee of the
Deshpande Irrevocable Trust u/a dated
3/25/98
c/o Palmer & Dodge LLP
111 Huntington Avenue at Prudential Center
Boston, MA 02199-7613

Bill Edward Leach, as Trustee of the
E. Ryker Young 2001 Irrevocable Trust
c/o Sycamore Networks, Inc.
150 Apollo Drive
Chelmsford, MA 01824

GJD Capital LLC
c/o Gururaj Deshpande
Sycamore Networks, Inc.
150 Apollo Drive
Chelmsford, MA 01824

Matrix Partners VI, L.P.
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

     with a copy to:
     Anthony J. Medaglia, Jr.
     Hutchins Wheeler & Dittmar
     101 Federal Street,
     Boston, MA 02110

                                   SCHEDULE A
                                   (CONTINUED)

                               PREFERRED INVESTORS


Name and Address of Investor

Matrix VI Parallel Partnership-A, L.P.
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

     with a copy to:
     Anthony J. Medaglia, Jr.
     Hutchins Wheeler & Dittmar
     101 Federal Street,
     Boston, MA 02110

Matrix VI Parallel Partnership-B, L.P.
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

     with a copy to:
     Anthony J. Medaglia, Jr.
     Hutchins Wheeler & Dittmar
     101 Federal Street,
     Boston, MA 02110

Matrix Partners VII, L.P.
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

     with a copy to:
     Anthony J. Medaglia, Jr.
     Hutchins Wheeler & Dittmar
     101 Federal Street,
     Boston, MA 02110

                                   SCHEDULE A
                                   (CONTINUED)

                               PREFERRED INVESTORS


Name and Address of Investor

Matrix Capital Management Fund, L.P.
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

     with a copy to:
     Anthony J. Medaglia, Jr.
     Hutchins Wheeler & Dittmar
     101 Federal Street,
     Boston, MA 02110

Matrix Capital Management Fund II, L.P.
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

     with a copy to:
     Anthony J. Medaglia, Jr.
     Hutchins Wheeler & Dittmar
     101 Federal Street,
     Boston, MA 02110

Matrix Capital Management Fund
(Offshore) LTD
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

     with a copy to:
     Anthony J. Medaglia, Jr.
     Hutchins Wheeler & Dittmar
     101 Federal Street,
     Boston, MA 02110

QUALCOMM Incorporated
5775 Morehouse Drive
San Diego, CA 92121

                                   SCHEDULE A
                                   (CONTINUED)

                               PREFERRED INVESTORS


Name and Address of Investor

Daniel Smith
c/o Sycamore Networks, Inc.
10 Elizabeth Drive
Chelmsford, MA 01824

Unicorn Trust
c/o Gururaj Deshpande
Sycamore Networks, Inc.
150 Apollo Drive
Chelmsford, MA 01824

Unicorn Trust III
c/o Gururaj Deshpande
Sycamore Networks, Inc.
150 Apollo Drive
Chelmsford, MA 01824

Unicorn Trust V
c/o Gururaj Deshpande
Sycamore Networks, Inc.
150 Apollo Drive
Chelmsford, MA 01824

Weston & Co. VI LLC, as Nominee
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

     with a copy to:
     Anthony J. Medaglia, Jr.
     Hutchins Wheeler & Dittmar
     101 Federal Street,
     Boston, MA 02110

                                   SCHEDULE A
                                   (CONTINUED)

                               PREFERRED INVESTORS


Name and Address of Investor

Weston & Co. VII LLC, as Nominee
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

     with a copy to:
     Anthony J. Medaglia, Jr.
     Hutchins Wheeler & Dittmar
     101 Federal Street,
     Boston, MA 02110

William Street Associates IX, LLC
20 William Street
Wellesley, MA 02481

Ryker Young
c/o Sycamore Networks, Inc.
150 Apollo Drive
Chelmsford, MA  01824

                                   SCHEDULE B

                                OTHER INVESTORS


Name and Address of Investor

Hassan Ahmed
c/o Sonus Networks
5 Carlisle Road
Westford, MA 01868

Gulsen Bari
Prussweg 48, DE
Aachen, 52047
Germany

Randall Battat
c/o Airvana, Inc.
25 Industrial Avenue
Chelmsford, MA 01824

Mark G. Borden
c/o WilmerHale
60 State Street
Boston, MA 02109

Fadia Bouabid
328 Rue Saint Jacques
75005 Paris
France

Frank Chen
c/o Airvana, Inc.
25 Industrial Avenue
Chelmsford, MA 01824

Shih-Huei Chen
21 399th Lane
Apt. #4, 10th floor
North Lin-Sen St.
Taipei
TAIWAN

                                   SCHEDULE B
                                   (CONTINUED)

                                 OTHER INVESTORS


Name and Address of Investor

Jae Won Chey
c/o SK Telecom
99 Seorin-dong,
Jongro-gu,
Seoul, 110-110
KOREA

I-Ching Chiu
9707 West Airport Blvd.
Houston, TX 77031

Dr. Joon Chung
350-4 Pyungchang-dong
Ma-301,
Chongro-gu
Seoul, 110-012
KOREA

Steven G. Finn
2 Barry Drive
Framingham, MA 01792

G. David Forney
1010 Memorial Drive
Apt. 3G
Cambridge, MA 02138

Philip H. and Marcia A. Friedly, JTWROS
825 Evergreen Street
Menlo Park, CA 94025

David Gamache
10 Granite Street
Hopkinton, MA 01748

Mahesh Ganmuki
161 Kimball Road
Carlisle, MA 01741

                                   SCHEDULE B
                                   (CONTINUED)

                                 OTHER INVESTORS


Name and Address of Investor

G.V. Partners
c/o Ken Goldman
441 Walsh Road
Atherton, CA 94027

Rubin Gruber
709 Sudbury Road
Concord, MA 01742

H&D Investments 2000
c/o Patrick Rondeau
WilmerHale
60 State Street
Boston, MA 02109

H&S Associates, LLC
c/o Ron Olsen
Chief Financial Officer,
Corona Capital Partners
2101 E. Coast Highway, Ste. 220
Corona del Mar, CA 92625

Harry Battat and Patricia Battat, Trustees of the Harry Battat and Patricia Battat
Revocable Living Trust u/a dated 12/19/1996
55 San Rafael Way
San Francisco, CA 94305

Heller Financial Leasing, Inc.
500 West Monroe
Chicago, IL 60661

Michael G. Hluchyj
27 Jackson Road
Wellesley, MA 02482

The Jeffrey D. Glidden Nominee Trust
c/o Jeffrey D. Glidden
326 Sargent Road
Boxboro, MA 01719

                                   SCHEDULE B
                                   (CONTINUED)

                                 OTHER INVESTORS


Name and Address of Investor

Robert Kaplan
320 East 72nd Street
New York, NY 10021

Amina Khellaf
115 Rue Cambrone
75015 Paris,
France

Leila Khellaf
30 Rue Lafontaine
75016 Paris,
France

Malek Khellaf
32 Boulevard de Vaugirard
75015 Paris,
France

Dennis A. Kirshy
26 Cart Path Road
Weston, MA 02493

Jung Woo Lee
60E Escondido Village
Stanford, CA 94305

Sang Hyun Lee
BB01 Woolim Villa
146 UN Village
Hannam-dong,
Yongsan-ku
Seoul, 140-211
KOREA

                                   SCHEDULE B
                                   (CONTINUED)

                                 OTHER INVESTORS


Name and Address of Investor

Dr. Seung Hee Lee
210-1502 Olympic Family Apt.,
MoonJung-dong,
SongPa-gu
Seoul
KOREA

Connie G. McArthur
106 South University Blvd #10
Denver, CO 80209

Anthony J. Medaglia, Jr.
c/o Hutchins, Wheeler & Dittmar
101 Federal Street
Boston, MA 02110

C. Kenneth Miller
75 White Avenue
Concord, MA 01742

Sarv Krishan Nagrath
9739 Middleton Ridge Rd.
Vienna, VA 22182

Dennis Ng
c/o Airvana Inc.
25 Industrial Avenue
Chelmsford, MA 01824

James O'Bray
14 Arrowhead Road
Sudbury, MA 01776

Alok Prasad
232 Beacon Street
Unit 4
Boston, MA 02116

                                   SCHEDULE B
                                   (CONTINUED)

                                 OTHER INVESTORS


Name and Address of Investor

Rajat K. Gupta Family Irrevocable Trust
c/o Rajat Gupta
McKinsey & Co.
3 Landmark Square
Suite 100
Stamford, CT 06901

Jit Saxena
47 Flanagan Drive
Framingham, MA 01701

Snows Hill LLC
c/o Steven Haley
P.O. Box 395
20 Snows Hill Lane
Dover, MA 02030-2657

The Viterbi Group
Attn:  Dr. Andrew Viterbi
4370 La Jolla Village Drive,
Suite 675
San Diego, CA 92112

                                   SCHEDULE C

                                WARRANT HOLDERS

CommVest Partners II
20 William Street
Wellesley, MA 02481

GATX Ventures, Inc.
3687 Mt. Diablo Blvd.
Suite 200
Lafayette, CA 94549

Silicon Valley Bank
3003 Tasman Drive
Santa Clara, California 95054